UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 14, 2025
Star Equity Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave, Suite 101
Old Greenwich, CT 06870
(Address of principal executive offices, including zip code)

(203) 489-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global Market
Series C Participating Preferred Stock, par value $0.0001 per share Purchase Rights
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
As previously disclosed, on May 21, 2025, Star Equity Holdings, Inc., a Delaware corporation (“Star”), Hudson Global, Inc., a Delaware corporation (“Hudson”), and HSON Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Hudson (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Star, with Star continuing as the surviving corporation of the merger (the “Merger”), and a wholly owned subsidiary of Hudson.
On August 14, 2025, Hudson engaged Computershare Trust Company, N.A. (“Computershare”) to act as Exchange Agent under the Merger Agreement. As Exchange Agent, following consummation of the Merger if approved by the stockholders of Hudson and Star, Computershare will be responsible for distributing shares of Hudson common stock and Hudson Series A Preferred stock to the holders of Star common stock and Star Series A Preferred stock respectively, in each case in accordance with the terms of the Merger Agreement.
Pursuant to the Merger Agreement, no fractional shares will be issued in the Merger. Instead, any holder of Star common stock that is otherwise entitled to receive a fractional share of Hudson common stock (“Fractional Share Recipient”) will be entitled to receive from Computershare, in accordance with the provisions of the Merger Agreement, a cash payment in lieu of such fractional share. The cash payment to be received by the Fractional Share Recipient will represent each Fractional Share Recipient’s proportionate interest, if any, in the proceeds from the sale (reduced by any fees of Computershare attributable to such sale). The cash payment will be determined through the sale, in one or more transactions, of shares of Hudson common stock, equal to the excess of (A) the aggregate number of shares of Hudson common stock to be delivered to Computershare by Hudson pursuant to the Merger Agreement over (B) the aggregate number of whole shares of Hudson to be distributed to the holders of shares of Star common stock pursuant to the Merger Agreement.
Payments of cash consideration for fractional shares are expected to be made by check promptly following receipt by Computershare of a conforming letter of transmittal from an applicable Star stockholder.

Forward-Looking Statements
This Current Report on Form 8-K and the exhibits filed or furnished herewith contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed Merger; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the anticipated timing of Closing; the expected executive officers and directors of the combined company; the future operations of the combined company; the nature, strategy and focus of the combined company; the executive and board structure of the combined company; and other statements that are not historical fact. All statements other than statements of historical fact contained in this Current Report on Form 8-K are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Star, Hudson, or the proposed transaction will be those that have been anticipated.
Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Star’s control. Star’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Star and Hudson to consummate the proposed Merger; (iii) risks related to Star’s ability to manage its operating expenses and its expenses associated with the proposed Merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) risks related to the market price of Star’s common stock relative to the value suggested by the exchange ratio; (vi) unexpected costs, charges or expenses resulting from the transaction; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (viii) risks related to the inability of the combined company to success operate as a combined business; and (ix) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Star’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC, and in other filings that Star makes and will make with the SEC in connection with the proposed Merger, including the Proxy Statement/Prospectus. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Star expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Star or Hudson.
Participants in the Solicitation
Star, Hudson, and their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies from Star’s stockholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of Hudson is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 14, 2025, and in subsequent documents filed with the SEC. Information about Star’s directors and officers is available in Star’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 21, 2025, and in subsequent documents filed with the SEC. Additional information has been made available to you regarding the persons who may be deemed participants in the proxy solicitations and their direct and indirect interests (by security holdings or otherwise) in the Merger in a registration statement on Form S-4 (the “Registration Statement”) which was declared effective by the SEC on July 22, 2025, and the joint proxy statement/prospectus of Star and Hudson contained therein (the “Proxy Statement/Prospectus”), which was disseminated to stockholders beginning on or about July 23, 2025. Instructions on how to obtain free copies of this document and, the Registration Statement and Proxy Statement/Prospectus, are set forth below in the section headed “Additional Information and Where to Find It”.
This Current Report on Form 8-K and the exhibits filed or furnished herewith relate to the proposed merger transaction involving Star and Hudson and may be deemed to be solicitation material in respect of the proposed merger transaction. This Current Report on Form 8-K is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or for any other document that Star or Hudson may file with the SEC and or send to its stockholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF STAR ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STAR, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS.
No Offer or Solicitation
This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.
Additional Information and Where to Find It
Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus and other documents filed by Star or Hudson with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Star with the SEC will also be available free of charge on Star’s website at https://www.starequity.com/. You may obtain free copies of this document as described above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Equity Holdings, Inc.

By:	/s/ Richard K. Coleman, Jr.
Richard K. Coleman, Jr. Chief Executive Officer
Date:     August 15, 2025